January 2022 Investor Presentation EXHIBIT 99.2

Forward-Looking / Cautionary Statements 2 This presentation, including any oral statements made regarding the contents of this presentation, contains forward-looking statements as defined under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, that address activities that Laredo Petroleum, Inc. (together with its subsidiaries, the “Company”, “Laredo” or “LPI”) assumes, plans, expects, believes, intends, projects, indicates, enables, transforms, estimates or anticipates (and other similar expressions) will, should or may occur in the future are forward-looking statements. The forward- looking statements are based on management’s current belief, based on currently available information, as to the outcome and timing of future events. General risks relating to Laredo include, but are not limited to, the decline in prices of oil, natural gas liquids and natural gas and the related impact to financial statements as a result of asset impairments and revisions to reserve estimates, the ability of the Company to execute its strategies, including its ability to successfully identify and consummate strategic acquisitions at purchase prices that are accretive to its financial results and to successfully integrate acquired businesses, assets and properties, oil production quotas or other actions that might be imposed by the Organization of Petroleum Exporting Countries and other producing countries (“OPEC+”), the outbreak of disease, such as the coronavirus (“COVID-19”) pandemic, and any related government policies and actions, changes in domestic and global production, supply and demand for commodities, including as a result of the COVID-19 pandemic and actions by OPEC+, long-term performance of wells, drilling and operating risks, the increase in service and supply costs, tariffs on steel, pipeline transportation and storage constraints in the Permian Basin, the possibility of production curtailment, hedging activities, the impacts of severe weather, including the freezing of wells and pipelines in the Permian Basin due to cold weather, possible impacts of litigation and regulations, the impact of the Company’s transactions, if any, with its securities from time to time, the impact of new laws and regulations, including those regarding the use of hydraulic fracturing, the impact of new environmental, health and safety requirements applicable to the Company’s business activities, the possibility of the elimination of federal income tax deductions for oil and gas exploration and development and other factors, including those and other risks described in its Annual Report on Form 10-K for the year ended December 31, 2020, Current Report on Form 8-K, filed with the Securities and Exchange Commission ("SEC") on May 11, 2021, and those set forth from time to time in other filings with the SEC. These documents are available through Laredo’s website at www.laredopetro.com under the tab “Investor Relations” or through the SEC’s Electronic Data Gathering and Analysis Retrieval System at www.sec.gov. Any of these factors could cause Laredo’s actual results and plans to differ materially from those in the forward-looking statements. Therefore, Laredo can give no assurance that its future results will be as estimated. Any forward-looking statement speaks only as of the date on which such statement is made. Laredo does not intend to, and disclaims any obligation to, correct, update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. The SEC generally permits oil and natural gas companies, in filings made with the SEC, to disclose proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions, and certain probable and possible reserves that meet the SEC’s definitions for such terms. In this presentation, the Company may use the terms “resource potential,” “resource play,” “estimated ultimate recovery,” or “EURs,” “type curve” and “standardized measure,” each of which the SEC guidelines restrict from being included in filings with the SEC without strict compliance with SEC definitions. These terms refer to the Company’s internal estimates of unbooked hydrocarbon quantities that may be potentially discovered through exploratory drilling or recovered with additional drilling or recovery techniques. “Resource potential” is used by the Company to refer to the estimated quantities of hydrocarbons that may be added to proved reserves, largely from a specified resource play potentially supporting numerous drilling locations. A “resource play” is a term used by the Company to describe an accumulation of hydrocarbons known to exist over a large areal expanse and/or thick vertical section potentially supporting numerous drilling locations, which, when compared to a conventional play, typically has a lower geological and/or commercial development risk. “EURs” are based on the Company’s previous operating experience in a given area and publicly available information relating to the operations of producers who are conducting operations in these areas. Unbooked resource potential and “EURs” do not constitute reserves within the meaning of the Society of Petroleum Engineer’s Petroleum Resource Management System or SEC rules and do not include any proved reserves. Actual quantities of reserves that may be ultimately recovered from the Company’s interests may differ substantially from those presented herein. Factors affecting ultimate recovery include the scope of the Company’s ongoing drilling program, which will be directly affected by the availability of capital, decreases in oil, natural gas liquids and natural gas prices, well spacing, drilling and production costs, availability and cost of drilling services and equipment, lease expirations, transportation constraints, regulatory approvals, negative revisions to reserve estimates and other factors, as well as actual drilling results, including geological and mechanical factors affecting recovery rates. “EURs” from reserves may change significantly as development of the Company’s core assets provides additional data. In addition, the Company’s production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases. “Type curve” refers to a production profile of a well, or a particular category of wells, for a specific play and/or area. The “standardized measure” of discounted future new cash flows is calculated in accordance with SEC regulations and a discount rate of 10%. Actual results may vary considerably and should not be considered to represent the fair market value of the Company’s proved reserves. This presentation includes financial measures that are not in accordance with generally accepted accounting principles (“GAAP”), such as Adjusted EBITDA, Cash Flow and Free Cash Flow. While management believes that such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. For definitions of such non-GAAP financial measures, please see the Appendix. Unless otherwise specified, references to “average sales price” refer to average sales price excluding the effects of the Company’s derivative transactions. All amounts, dollars and percentages presented in this presentation are rounded and therefore approximate.

3 Laredo Petroleum: Pure-Play Permian Energy Producer Laredo Petroleum (NYSE: LPI) Market Capitalization (Shares Outstanding)1 $1.29 Billion (17.1 Million Shares) Enterprise Value1 $2.70 Billion Net Acres ~166,000 2021E Production2 ~80.8 MBOE/d 2021E Oil Production2 ~31.6 MBO/d Principles Laredo Leasehold Expand High-Margin Inventory  Opportunistically acquire oil-weighted inventory  High-grade development to maximize capital efficiency and increase oil cut Manage Risk  Target Free Cash Flow3 generation and debt reduction  Manage balance sheet and liquidity to facilitate optimal transaction financing  Maintain a consistent commodity hedging program Continuously Improve  Focus on efficiencies and low-cost operations  Reduce GHG emissions intensity and flaring 1As of market close 1/4/2022; 2Utilizes mid-point of FY-21 guidance; 3See Appendix for definitions of non-GAAP financial measures

4 Delivered on Value Creation Strategy in 2021 Expand High-Margin Inventory •Increased oil-weighted drilling inventory to ~7 years through two significant transactions •Divested 37.5% of legacy gas-weighted reserves Manage Risks •Company on track to reduce leverage to 1.5x1 by YE-22 •Increased liquidity by issuing $400mm of notes due in 2029 •Extended maturity of credit facility to 2025 Continuously Improve •Reduced development costs through drilling and completions efficiencies and Company- owned sand mine •Enhanced ESG disclosure and committed to an aggressive GHG emissions reduction plan •Further reduced flaring and began RSG certification process    1See Appendix for reconciliations and definitions of non-GAAP measures

Continuously Improve  Reduced percentage of produced natural gas flared/vented to 0.37% through 3Q-21, excluding recently integrated North Howard assets, from 0.71% for FY-20  Reduced drilling costs by 14% in 2021 versus FY-20 average  Company-owned sand mine protects against sand cost inflation, saving an estimated $250,000 per well  Commitment to eliminate routine flaring by 2025 Manage Risk  No term-debt maturities until 2025  Extended credit facility maturity to 2025  Credit facility borrowing base increased to $1 billion  Active hedge program in 2022 to protect forecasted Free Cash Flow1  Expect to reduce total leverage ratio to ~1.5x1 by YE-22 Rapid Execution of Transformational Strategy 51See Appendix for reconciliations and definitions of non-GAAP measures Expand High-Margin Inventory  Added ~55,000 net acres of oil-weighted leasehold in six separate transactions  Divested ~94 million BOE of legacy low- margin, gas-weighted reserves  Development focused on recently acquired oil-weighted inventory  Oil cut expected to rise from 31% in 1Q-21 to ~50% by YE-22

6 Oil-Weighted Leasehold Built at Lower Oil Prices October 2019 Leasehold YE-2019 Leasehold Pro Forma Current Leasehold Legacy Leasehold Acquired Oil-Weighted Leasehold Acquired ~55,000 net acres of highly productive, oil- weighted leasehold at an average WTI price of ~$63 per barrel Cumulative Oil-Weighted Acquired Inventory vs. Benchmark WTI

Wider-Spaced Packages 1Map and acreage as of 10-18-21 2Gross operated locations as of January 2021 (adjusted for 2020 completions), pro forma for all announced acquisitions; 3Flat oil price needed to achieve 10% IRR assuming a $3.00 natural gas price;4Production data normalized to 10,000’ lateral length, downtime days excluded Development Activity Focused on Acquired Acreage 7 W. Glasscock County Howard County Total Net acres1 ~22,200 ~33,400 ~55,600 Target formations LS/WC-A/WC-B LS/WC-A * Locations (gross)2 ~175 ~225 ~400 Avg. breakeven oil price3 <$40 <$35 * Laredo Leasehold North Howard Central Howard W. Glasscock Package Location Tighter-Spaced Packages

Est. Cash Margin Increase Attributed to Oil Cut Improvement3 Realized Price 8 Increased Oil Cut and Margin Improvement Drives Free Cash Flow Generation 2 1Excludes impacts of hedges and interest payments; 2Includes the following charges (LOE, Transportation, Production Taxes, Ad Valorem Taxes, Cash G&A & Cash LTIP); 3Estimated using Q2-21 production mix and current quarter realized prices to estimate impact of production mix shift 3 Legacy Leasehold Acquired Oil-Weighted Leasehold Cash Costs1,2 Cash Margin Benchmark WTI 1,2

Maintaining Operational & Cost Advantages 9 FY-17 FY-18 FY-19 FY-20 YTD-211 1January through September 2021 1

10 Laredo-Owned Sand Mine Saves on Completions Costs LPI Leasehold Mining Area Operated on Laredo-owned surface acreage 5+ years supply of sand Protects against sand cost inflation Reduces emissions >$250,0001 savings per well versus market price  Utilized in all 3Q-21 completions, 100% of all sand used  Mine operated by a third party  No additional capital investment beyond surface acreage acquisition  Elimination of 300,000 miles per month of truck traffic and utilization of wet sand reduces emissions 1For Howard County completions

11 Systematic Plan to Achieve Emissions Reductions <12.5 mtCO2e / MBOE <0.20% methane emissions1,2 Zero routine flaring Targets for 2025 Venting Reductions  Continuous Monitoring  Expanded LDAR Program Flaring Reductions  Gas takeaway optionality  Enhanced facility designs Pneumatics Reductions  Convert to non-vent devices Combustion Reductions  Electrify compression and other field operations 18.08 17.54 12.50 2019 Baseline 2020 Performance Venting Reductions Flaring Reductions Pnuematics Reductions Combustion Reductions 2025 Target S c o p e 1 E m is s io n s m tC O 2 e / M B O E Defined Scope 1 Emissions Reduction Plan 12019 calendar year as baseline; 2As a percentage of natural gas production

Commitment to Reducing Flaring 1January through September 2021 For the second consecutive year, flaring/venting reduction targets are part of executive compensation metrics 12 3 1 North Howard Excluded North Howard Included Facility upgrades and increased third-party takeaway reliability expected to improve flaring/venting performance on acquired assets in North Howard

13 Corporate and Community Responsibility >$610,000 Total amount donated since 2019 to improve our local communities Giving Diversity1 Governance EEO-1 data disclosed in Company’s 2021 ESG & Climate Risk Report Board refresh in last 2 years Independent Directors Female & Minority Directors Separated roles of Chairman and CEO October 2019 67% 89% 56% 27% Women in workforce Minorities in workforce Women and/or minorities in professional-or- higher roles 25% 61% Safety 0.86 0.74 2019 2020 TRIR2 Laredo had zero at-fault vehicle incidents in 2020 1Data as of 12-31-20; 2Combined employee and contractor Total Recordable Incident Rate

Actively Managing our Balance Sheet & Liquidity 14 9.500% Senior Notes 2025 1See Appendix for reconciliations and definitions of non-GAAP measures; 2Balance as of 11-1-21  No term-debt maturities until 2025  Executed “At-the-Market” equity program YTD 2021 resulting in ~$73 million of net proceeds  Extended credit facility maturity until 2025  Active hedge program to protect Free Cash Flow1 with ~72% of expected 2022 oil production hedged  Program expected to generate sustainable Free Cash Flow1 used to reduce debt and drive leverage down to 1.5x1 or less by YE-22 10.125% Senior Notes 2028 Drawn Credit Facility Undrawn Credit Facility Current Maturity Profile $607 MM Liquidity2 $86 MM Cash Balance2 7.750% Senior Notes 2029 Proceeds from issuance of 2029 notes used to pay down credit facility, significantly increasing liquidity Senior secured credit facility borrowing base increased to $1 billion and elected commitment maintained at $725 million

L A R E D O P E T R O L E U M APPENDIX

16 Guidance Production: 4Q-21 FY-21 Total production (MBOE/d) 80.3 - 83.3 80.5 - 81.3 Oil production (MBO/d) 39.0 - 41.0 31.3 - 31.8 Incurred capital expenditures1 ($ MM) $120 $420 Average sales price realizations: (excluding derivatives) 4Q-21 Oil (% of WTI) 100% NGL (% of WTI) 40% Natural gas (% of Henry Hub) 75% Net settlements received (paid) for matured commodity derivatives ($ MM): 4Q-21 Oil ($72) NGL ($44) Natural Gas ($34) Other ($ MM): 4Q-21 Net income / (expense) of purchased oil ($3.5) Operating costs & expenses ($/BOE): 4Q-21 Lease operating expenses $4.25 Production and ad valorem taxes (% of oil, NGL and natural gas revenues) 6.00% Transportation and marketing expenses $1.65 General and administrative expenses (excluding LTIP) $1.70 General and administrative expenses (LTIP cash) $0.35 General and administrative expenses (LTIP non-cash) $0.25 Depletion, depreciation and amortization $9.50 1Excludes non-budgeted acquisitions and leasehold expenses

Active Hedge Program to Protect Free Cash Flow 17Note: NGL barrel composition includes 42% Ethane, 33% Propane, 11% Butane, 3% Isobutane and 11% Pentane As of 1-5-22

Commodity Prices Used for 4Q-21 Average Sales Price Realization and Derivatives Guidance 18 Natural Gas: Natural Gas Liquids: Oil: Note: Pricing assumptions as of 10-29-21 WTI NYMEX Brent ICE ($/Bbl) ($/Bbl) Oct-21 $81.22 $83.71 Nov-21 $83.06 $83.67 Dec-21 $81.13 $82.46 4Q-21 Average $81.79 $83.28 C2 C3 IC4 NC4 C5+ Composite ($/Bbl) ($/Bbl) ($/Bbl) ($/Bbl) ($/Bbl) ($/Bbl) Oct-21 $18.24 $60.73 $68.12 $67.93 $80.55 $46.08 Nov-21 $17.64 $58.38 $68.62 $68.88 $80.64 $45.18 Dec-21 $17.69 $58.28 $67.99 $68.09 $80.22 $45.02 4Q-21 Average $17.86 $59.14 $68.24 $68.29 $80.47 $45.43 HH Waha ($/MMBtu) ($/MMBtu) Oct-21 $5.84 $4.92 Nov-21 $6.20 $5.56 Dec-21 $5.43 $5.51 4Q-21 Average $5.82 $5.33

Supplemental Non-GAAP Financial Measures Adjusted EBITDA Adjusted EBITDA is a non-GAAP financial measure that we define as net income or loss (GAAP) plus adjustments for share-settled equity-based compensation, depletion, depreciation and amortization, impairment expense, mark-to-market on derivatives, premiums paid for commodity derivatives that matured during the period, accretion expense, gains or losses on disposal of assets, interest expense, income taxes and other non-recurring income and expenses. Adjusted EBITDA provides no information regarding a company's capital structure, borrowings, interest costs, capital expenditures, working capital movement or tax position. Adjusted EBITDA does not represent funds available for future discretionary use because it excludes funds required for debt service, capital expenditures, working capital, income taxes, franchise taxes and other commitments and obligations. However, our management believes Adjusted EBITDA is useful to an investor in evaluating our operating performance because this measure: is widely used by investors in the oil and natural gas industry to measure a company's operating performance without regard to items that can vary substantially from company to company depending upon accounting methods, the book value of assets, capital structure and the method by which assets were acquired, among other factors; helps investors to more meaningfully evaluate and compare the results of our operations from period to period by removing the effect of our capital structure from our operating structure; and is used by our management for various purposes, including as a measure of operating performance, in presentations to our board of directors and as a basis for strategic planning and forecasting. There are significant limitations to the use of Adjusted EBITDA as a measure of performance, including the inability to analyze the effect of certain recurring and non- recurring items that materially affect our net income or loss and the lack of comparability of results of operations to different companies due to the different methods of calculating Adjusted EBITDA reported by different companies. Our measurements of Adjusted EBITDA for financial reporting as compared to compliance under our debt agreements differ. The following table presents a reconciliation of net income (loss) (GAAP) to Adjusted EBITDA (non-GAAP): 19 Three months ended, (in thousands, unaudited) 12/31/2020 3/31/2021 6/30/2021 9/30/2021 Net Income (loss) ($165,932) ($75,439) ($132,661) $136,832 Plus: Share-settled equity-based compensation, net 2,106 2,068 1,730 1,811 Depletion, depreciation and amortization 42,210 38,109 39,976 62,678 Impairment expense 109,804 — 1,613 — (Gain) loss on sale of oil and natural gas properties, net — — 1,741 (95,223) Organizational restructuring expenses — — 9,800 — Mark-to-market on derivatives: Loss on derivatives, net 81,935 154,365 216,942 96,240 Settlements received (paid) for matured derivatives, net 41,786 (41,174) (57,607) (92,726) Net premiums paid for commodity derivatives that matured during the period(1) — (11,005) (10,183) (10,182) Accretion expense 1,105 1,143 1,158 906 (Gain) loss on disposal of assets, net (94) 72 (66) 22 Interest expense 26,139 25,946 25,870 30,406 Gain on extinguishment of debt, net (22,309) — — — Income tax expense (benefit) 3,208 (762) (1,322) 2,677 Adjusted EBITDA $119,958 $93,323 $96,991 $133,441 (1) Reflects net premiums paid previously or upon settlement that are attributable to derivatives settled in the respective periods presented

Supplemental Non-GAAP Financial Measures Consolidated EBITDAX (Credit Agreement Calculation) “Consolidated EBITDAX” means, for any Person for any period, the Consolidated Net Income of such Person for such period, plus each of the following, to the extent deducted in determining Consolidated Net Income without duplication, determined for such Person and its Consolidated Subsidiaries on a consolidated basis for such period: any provision for (or less any benefit from) income or franchise Taxes; interest expense (as determined under GAAP as in effect as of December 31, 2016), depreciation, depletion and amortization expense; exploration expenses; and other non-cash charges to the extent not already included in the foregoing clauses (ii), (iii) or (iv), plus the aggregate Specified EBITDAX Adjustments during such period; provided that the aggregate Specified EBITDAX Adjustments shall not exceed fifteen percent (15%) of the Consolidated EBITDAX for such period prior to giving effect to any Specified EBITDAX Adjustments for such period, and minus all non-cash income to the extent included in determining Consolidated Net Income. For the purposes of calculating Consolidated EBITDAX for any Rolling Period in connection with any determination of the financial ratio contained in Section 10.1(b), if during such Rolling Period, Borrower or any Consolidated Restricted Subsidiary shall have made a Material Disposition or Material Acquisition, the Consolidated EBITDAX for such Rolling Period shall be calculated after giving pro forma effect thereto as if such Material Disposition or Material Acquisition, as applicable, occurred on the first day of such Rolling Period. For additional information, please see the Company's Fifth Amended and Restated Credit Agreement, as amended, dated May 2, 2017 as filed with Securities and Exchange Commission. The following table presents a reconciliation of net income (loss) (GAAP) to Consolidated EBITDAX (Credit Agreement Calculation; non-GAAP): 20 Three months ended, (in thousands, unaudited) 12/31/2020 3/31/2021 6/30/2021 9/30/2021 Net Income (loss) ($165,932) ($75,439) ($132,661) $136,832 Organizational restructuring expenses — — 9,800 — (Gain) loss on sale of oil and natural gas properties, net — — 1,741 (95,223) Gain on extinguishment of debt, net (22,309) — — — (Gain) loss on disposal of assets, net (94) 72 (66) 22 Consolidated Net Income (Loss) (188,335) (75,367) (121,186) 41,631 Mark-to-market on derivatives: Loss on derivatives, net 81,935 154,365 216,942 96,240 Settlements received (paid) for matured derivatives, net 41,786 (41,174) (57,607) (92,726) Mark-to-market loss on derivatives, net 123,721 113,191 159,335 3,514 Premiums received (paid) for commodity derivatives — 9,041 — Non-Cash Charges/Income: Deferred income tax expense (benefit) 3,208 (762) (1,322) 1,377 Depletion, depreciation and amortization 42,210 38,109 39,976 62,678 Share-settled equity-based compensation, net 2,106 2,068 1,730 1,811 Accretion expense 1,105 1,143 1,158 906 Impairment expense 109,804 — 1,613 — Interest expense 26,139 25,946 25,870 30,406 Consolidated EBITDAX after EBITDAX Adjustments (limited to 15%) (non-GAAP) $119,958 $113,369 $107,174 $142,322

Net Debt Net Debt, a non-GAAP financial measure, is calculated as the face value of long-term debt less cash and cash equivalents. Management believes Net Debt is useful to management and investors in determining the Company’s leverage position since the Company has the ability, and may decide, to use a portion of its cash and cash equivalents to reduce debt. Net Debt as of 9-30-21 was $1.318 B. Net Debt to TTM Adjusted EBITDA Net Debt to TTM Adjusted EBITDA is calculated as Net Debt divided by trailing twelve-month Adjusted EBITDA. Net Debt to Adjusted EBITDA is used by our management for various purposes, including as a measure of operating performance, in presentations to our board of directors and as a basis for strategic planning and forecasting. Net Debt to TTM Consolidated EBITDAX (Credit Agreement Calculation) Net Debt to TTM Consolidated EBITDAX is calculated as Net Debt divided by trailing twelve-month Consolidated EBITDAX. Net Debt to Consolidated EBITDAX is used by the banks in our Senior Secured Credit Agreement as a measure of indebtedness and as a calculation to measure compliance with the Company’s leverage covenant. Cash Flow Cash flow, a non-GAAP financial measure, represents cash flows from operating activities before changes in operating assets and liabilities, net. Free Cash Flow Free Cash Flow is a non-GAAP financial measure, that we define as net cash provided by operating activities (GAAP) before changes in operating assets and liabilities, net, less incurred capital expenditures, excluding non-budgeted acquisition costs. Free Cash Flow does not represent funds available for future discretionary use because it excludes funds required for future debt service, capital expenditures, acquisitions, working capital, income taxes, franchise taxes and other commitments and obligations. However, management believes Free Cash Flow is useful to management and investors in evaluating operating trends in our business that are affected by production, commodity prices, operating costs and other related factors. There are significant limitations to the use of Free Cash Flow as a measure of performance, including the lack of comparability due to the different methods of calculating Free Cash Flow reported by different companies. We are unable to provide a reconciliation of the forward-looking Free Cash Flow projection contained in this presentation to net cash provided by operating activities, the most directly comparable GAAP financial measure, because we cannot reliably predict certain of the necessary components of net cash provided by operating activities, such as changes in working capital, without unreasonable efforts. Such unavailable reconciling information may be significant. 21 Supplemental Non-GAAP Financial Measures